Myriad Genetics Fiscal Fourth-Quarter 2020 Earnings Call August 13, 2020 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A link to reconciliation of the GAAP to non-GAAP financial guidance is provided above. Forward Looking Statements Non-GAAP Financial Measures

Test Volume Trends Test volume recovered to 75% of anticipated demand by end of 4Q20

Fiscal Fourth-Quarter 2020 Revenue By Product Product 4Q20 4Q19 YoY Growth Test Volume Growth ASP Change Hereditary Cancer $39.9 $119.0 (66%) (58%) (20%) GeneSight® $8.5 $29.8 (71%) (69%) (7%) Prenatal Testing $16.6 $25.0 (34%) (11%) (26%) Vectra® $7.2 $12.2 (41%) (42%) 2% Prolaris® $4.5 $6.3 (29%) (32%) 5% EndoPredict® $2.2 $3.0 (27%) - - Other $4.4 $1.6 175% - - Total Molecular Diagnostic Revenue $83.3 $196.9 (58%) - - Pharmaceutical & Clinical Services $9.9 $18.5 (47%) - - Total Revenue $93.2 $215.4 (57%) - - (in millions)

Fiscal Fourth-Quarter 2020 Financial Results GAAP Results Adjusted Results 4Q20 4Q19 YoY Growth 4Q20 4Q19 YoY Growth Total Revenue $93.2 $215.4 (57%) $93.2 $215.4 (57%) Gross Profit $56.5 $164.8 (66%) $56.8 $165.4 (66%) Gross Margin 60.6% 76.5% -1590 bps 60.9% 76.8% -1590 bps Operating Income ($68.3) ($5.6) NM ($42.3) $24.1 NM Operating Margin (73.2%) (2.6%) NM (45.4%) 11.2% NM Net Income ($55.4) ($4.2) NM ($23.4) $30.7 NM EPS ($0.74) ($0.06) NM ($0.31) $0.41 NM

Expanding Sales Team to Target Primary Care Market 60% seen by primary care 40% seen by psychiatrists Plans to add 65 new sales reps by end of 1Q21 5M Newly Diagnosed Patients Per Year Who are Candidates for Psychotropic Medicines New LCD expands market by: Covering patients seen by any licensed provider who can write prescriptions Eliminating requirement for prior medication failure

Myriad Launches GeneSight Direct-to-Patient Sample Collection Kit

GeneSight Superior to Single-Gene Testing at Predicting Blood Drug Levels N=191 (patients taking citalopram)

riskScore® Significantly Modifies Risk Prediction in Mutation Carriers Presentation at San Antonio Breast Cancer Symposium: “Polygenic Breast Cancer Risk Modification in Carriers of High and Intermediate Risk Gene Mutations”

Myriad Launches “Gene” Chatbot To Support Customers in Hereditary Cancer Can answer over 500,000 health and financial related questions relevant to hereditary cancer testing Interfaces with market leading hereditary cancer quiz Can help a patient find a physician to determine appropriateness of testing Opportunity to speak to a live genetic counselor educator Launching for Foresight, Prequel, and companion diagnostics later in FY21

myChoice CDx Effectively Identified Responders to Olaparib and Receives FDA Approval in First-Line Maintenance for Ovarian Cancer * Ray-Coquard et al; Olaparib Plus Bevacizumab as First-Line Maintenance in Ovarian Cancer; The New England Journal of Medicine December 2019 Progression Free Survival (Months)

Prequel® Offers Superior NIPS Testing Source: Muzzey et al: Noninvasive prenatal screening for patients with high body mass index: Evaluating the impact of a customized whole genome sequencing workflow on sensitivity and residual risk AMPLIFY technology increases fetal fraction an average of 2.3x and increases accuracy Prequel has demonstrated high diagnostic accuracy in women below a 4% fetal fraction Prequel maintained high analytical sensitivity in women with high BMIs 50% of pregnant women are overweight or obese No call rate for Prequel is 1 in 1,000

Four New Commercial Payers Add 26M Covered Lives 225 Sales Reps 80 Sales Reps Commercial Insurers Medicare Low & Favorable Intermediate Medicare High & Non- Favorable Intermediate

Risk of Radiographic Progression Added to Vectra Test Report